                                                                   EXHIBIT 10.13



                                 LEASE CONTRACT

KNOW ALL MEN BY THESE PRESENTS:

         This CONTRACT OF LEASE, made and executed this 6th day of November, 1996 by and between:

                  AAPI REALTY CORPORATION, a corporation duly organized and existing under and by virtue of the laws of the Philippines with principal office and place of business therein at NSC Compound, KM-22, South Superhighway, Muntinlupa City, Philippines, represented herein by its PRESIDENT, MR. LEONARD P. LORETO, JR. (hereinafter referred to as the "LESSOR"):

                                       - and -

                  AMKOR/ANAM ADVANCED PACKAGING, INC., a corporation duly organized and existing under and by virtue of the laws of the Philippines with principal office and place of business therein at Laguna Technopark, Sta. Rosa, Laguna, Philippines, represented herein by its TREASURER, MR. DANNY D. FRANKLIN, (hereinafter referred to as the "LESSEE").

                                WITNESSETH: THAT

         WHEREAS, the LESSOR is the absolute registered owner of three (3) parcels of land with a total area of ONE HUNDRED SEVEN THOUSAND SEVEN HUNDRED TWENTY ONE (107,721) SQUARE METERS, more or less, covering Lots 3, 4 and 5, Phase 2, Block 5 located at Laguna Technopark, Brgy. of Binang, Municipality of Binan, Province of Laguna, covered by TRANSFER CERTIFICATE OF TITLE NOS. T-158425, T-158426 and T-158427 all issued on June 23, 1995 by the Registry of Deeds for the Province of Laguna of the Land Registration Authority and more

Lease Contract
Page two (2)

particularly described in Annexes A, B and C hereof and made integral parts of this Lease Contract.

         WHEREAS, the LESSOR has offered, and LESSEE has agreed to lease a portion of the real property described above consisting of ONE HUNDRED TWO THOUSAND ONE HUNDRED TWO EIGHTY (102,180) SQUARE METERS, more or less, designated in a drawing attached hereto as Annex D and made an integral part hereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. BASE TERM AND COMMENCEMENT DATE OF LEASE. - This lease shall be effective for a period of fifty (50) years commencing on January 1, 1996 and ending on December 31, 2046 and renewable for another twenty-five (25) years.

         2. RENTALS DURING THE BASE TERM. - The monthly rental for the Leased Premises shall be as follows: (a) for the developed portion consisting of THIRTY SEVEN THOUSAND FIVE HUNDRED EIGHTY TWO (37,582) SQUARE METERS, the rental shall be FORTY PESOS (P40.00) PER SQUARE METER; and (b) for the undeveloped portion consisting of SIXTY FOUR THOUSAND FIVE HUNDRED NINETY EIGHT (64,598) SQUARE METERS, the rental shall be TWELVE PESOS (P12.00) PER SQUARE METER. The rental shall be subject to an annual adjustment.

Lease Contract
Page three (3)

         2.1 - The rental shall be paid by the LESSEE on a monthly basis.

         2.2 - The rent shall be liquidated and paid at the office of the LESSOR or its assigns without necessity of demand or services of a collector within thirty (30) days of every calendar month to which the rent corresponds.

         2.3 - The rent shall be subject to the mandatory withholding tax.

         2.4 - Without prejudice to the exercise of the LESSOR of its rights under the penal provisions herein, the LESSEE shall pay to the LESSOR interest on any amount herein provided to be paid by the LESSEE that is not paid on time, at an interest rate equivalent to one percent (1%) per month to be computed from the date of delinquency until the amount due is paid in full.

         A payment made by the LESSEE to the LESSOR shall first apply to the preceding interest charges, if any, and thence to all arrearages in the amounts herein provided to be paid by the LESSEE before it is applied to the current rental. In the fulfillment of obligations involving the payment of money and without prejudice to the imposition of interest charges and penalty mentioned above, the LESSEE is hereby given a grace period of sixty (60) days from the due date within which to make good the breach or default.

Lease Contract
Page four (4)

         For the purpose of payment of the rentals under this Agreement, the following shall also apply:

         3. LESSEE'S RIGHT TO EXTEND. - The LESSEE may, at its option, obtain an extension of the term of this lease, for a further term of twenty-five (25) years so as to expire on the seventy fifth anniversary of the commencement date of this lease, and upon like terms and conditions as are set forth herein, except rental, by giving to the LESSOR written notice of its election to extend on or before the commencement of the one year prior to the expiration of the base term.

         4. TAXES ON LAND AND IMPROVEMENTS. - All taxes on buildings and improvements shall be paid by LESSEE. All real estate taxes on the land hereby leased shall be paid by LESSOR.

         5. LANDSCAPING. - Any landscaping which the LESSEE may introduce to the premises shall be at the expense and account of the LESSEE.

         6. IMPROVEMENTS. - It is understood and agreed that the demised premises consist of improved real estate; provided that any buildings, fixtures, equipment or other improvements placed or constructed thereon by the LESSEE belong to and at all times shall remain the property of the LESSEE. At the expiration of the base term of this lease, or any renewal thereof, the LESSEE shall have the right to remove any and all buildings and other improvements within a period of one

Lease Contract
Page five (5)

hundred eighty (180) calendar days from the date of expiration of this lease, but the LESSEE shall repair any damage to the land caused by such removal. In the event the LESSEE shall fail to remove such buildings and improvements, or shall make only a partial removal thereof within the said one hundred eighty
(180) days, then it shall become elective with the LESSOR as to whether the building and improvements, or such thereof as remain, shall belong to and become the property of the LESSOR or whether full or partial removal thereof is required. In such event the LESSOR shall notify the LESSEE, in writing, at or prior to the expiration of one hundred eighty (180) day removal period above provided, of LESSOR's decision under such election, including a full and irrevocable description of such removals as the LESSOR may require; whereupon the LESSEE shall have a reasonable time, but not exceeding one hundred eighty
(180) calendar days from date of delivery of the LESSOR's notice of election, in which to comply with the LESSOR's written requirements. Any and all building and improvement removals made pursuant to this provision shall be at the sole risk and expense of the LESSEE. Removals, if any, shall be done in a clean and neat manner, leaving no partially dismantled structures or unsightly conditions and the premises and any remaining buildings shall be free and clear of any refuse, debris, waste or unsanitary conditions.

Lease Contract
Page six (6)

         7. DELIVERY OF POSSESSION. - The LESSOR shall deliver the possession of the demised premises to the LESSEE on the commencement of the term of this lease in as good condition as the same now are, free from all tenancies and occupancies, and free from all orders and notices and violation filed or entered by any public or quasi-public authority, and free from complaints and/or reports of violations, noted or existing in or filed with any municipal, provincial, city and/or any other local authority.

         8. WARRANTIES. - The LESSOR warrants the peaceful possession of the leased premises by the LESSEE during the entire period of this lease. In case the LESSOR should sell, mortgage, or otherwise dispose of the leased premises, the LESSOR shall make it a condition of the sale, mortgage, or whatever disposition thereof, that the rights of the LESSEE under this lease shall be fully respected by the buyer, mortgagee or transferee. The LESSOR further agrees to extend full cooperation and to do all and every act and thing necessary to enable the LESSEE to register this lease with the Register of Deeds of the Province of Laguna.

         9. UNLAWFUL OCCUPATION. - The LESSOR represents that the demised premises may be lawfully used for all industrial purposes for which they are leased and in the event of the enactment or existence of any law, ordinance, rule, ruling or regulation prohibiting

Lease Contract
Page seven (7)

the use of said premises for any industrial purpose, then and in that event, at the option of the LESSEE, this lease shall terminate and all liabilities hereunder shall cease from and after the date such prohibition becomes effective, and any unearned rent paid in advance by the LESSEE shall be refunded to it.

         10. RIGHT OF FIRST REFUSAL. - Should LESSOR desire to sell the leased premises during the term of this Agreement, or any extension or extensions, thereof, LESSOR shall first give written notice of such intention to LESSEE and should LESSEE then be allowed under the Constitution and laws of the Philippines to acquire land, LESSEE shall have the first option to purchase the leased premises at the same price offered or to be offered to third persons. Should LESSEE, however, not wish to exercise the option hereunder, any sale or encumbrance made by LESSOR shall be subject to the terms of this Agreement.

         11. SUPERIOR TITLE: CONDEMNATION. - Should the LESSEE be dispossessed from the premises or any part thereof by reason of a right or title of any third party superior to that of the LESSOR, or should the demised premises or any part thereof be condemned or taken for temporary or permanent public or quasi-public use by any legally constituted authority, then in any of such events (1) the LESSEE shall have the right to terminate this lease effective on the date

Lease Contract
Page eight (8)

possession is taken by such public authority and rental shall be apportioned as of that date with proportionate refund by the LESSOR of any rent paid in advance; or (2) if the lease is not terminated, the lease shall continue for the balance of the term or any renewal thereof only as to the portion of the leased premises remaining and the rental herein provided shall be equitably abated or reduced as of the date of possession by such public authority in the proportion which the space to be taken bears to the entire space originally leased. The termination of the lease by the LESSEE shall be without prejudice to the rights of the LESSEE to recover the compensation from the condemning authority for any loss or damage of all leasehold improvements existing on the leased premises, loss of business, or depreciation to, change to, or cost of removal of, or for the value of stock, trade fixtures, machinery and equipment, and other personal property belonging to the LESSEE, caused by such condemnation, and neither the LESSOR nor the LESSEE shall have any rights in or to any award made to the other by the condemning authority.

         12. LESSEE'S COVENANTS. - The LESSEE hereby covenants with LESSOR:

             a) to pay all charges for electric current and water, consumed and all charges in respect of telephone and other utility services supplied to the demised premises during the term of the lease;

Lease Contract
Page nine (2)

             b) Not to consent to any unlawful use of the demised premises;

             c) Not to sublease the premises, or any part thereof, except to a corporation then owned or controlled by the LESSEE or to any other affiliate company of the LESSEE, without the written consent of the LESSOR; provided, however, the LESSOR agree that such consent will not be unreasonably withheld.

         13. SIGNS. - The LESSEE shall have the right to install or place signs or posters anywhere on or about the premises and upon removal of said signs and posters at the termination of this lease, LESSEE shall repair any damage caused by such removal.

         14. WAIVER OF SUBROGATION. - The LESSOR and the LESSEE waive all rights, each against the other, for damages caused by fire or other perils covered by insurance where such damages are sustained in connection with the occupancy of the leased premises.

         15. NOTICES: DELIVERY OF RENTAL FUNDS. - All notices to be given hereunder by either party shall be in writing.

         At or prior to the commencement date of this lease the LESSOR shall deliver to LESSEE written notice of the full name and mailing address of the individual or legal entity representing LESSOR duly empowered to receive all notices and collect all rents hereunder either by personal delivery or by registered

Lease Contract
Page ten (10)

mail. The LESSOR, however, reserves the right to countermand such appointment at any time and substitute a new appointment therefor, in which case proper notice of such substitution shall be promptly given to LESSEE by personal delivery or by registered mail.

         16. QUIET POSSESSION. - LESSOR herein represents that it is the fee owner of the premises hereby leased and hereby covenants that the LESSEE on paying the rent and performing all and singular the covenants and conditions of this lease on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid, and for the term of any renewal or renewals thereof, free from molestation, eviction or destruction by the LESSOR, or by any other person or persons lawfully claiming the same, and that the LESSOR have good right to make this lease for the full term hereby granted, including the period for which the LESSEE has the right to effect a renewal thereof. LESSOR agrees that in the event the premises are sold during the term of the lease or any extension thereof, a certified copy of the Deed of Conveyance or an executed copy of the Assignment of this lease shall be furnished to LESSEE, it being understood that the consideration for such conveyance may be deleted from such instruments.

         17. RIGHTS UPON DEFAULT. - That if the LESSEE shall neglect or fail to perform or observe any of

Lease Contract
Page eleven (11)

the covenants contained herein on its part to be observed and performed for thirty (30) days after written notice by the LESSOR, or if the LESSEE shall be adjudicated bankrupt or insolvent according to law, or shall make an assignment for the benefit of creditors, then and in any of said cases the LESSOR may lawfully enter into and upon the said premises or any part thereof in the name of the LESSOR, and repossesses the same as of the former estate of the LESSOR and expel the LESSEE and those claiming under and through it and remove its effects (forcibly if necessary), without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant and upon entry as aforesaid this lease shall terminate and the LESSEE covenants that in case of such termination it will indemnify the LESSOR against all unavoidable loss of rent which the LESSOR may incur by reason of such termination during the residue of the term above specified. In the event of non-payment of any rental when due, the LESSEE shall pay a penalty at a rate of ten percent (10%) on the amount in default in addition to attorney's fees, if any, and interest on any amount herein provided that it is not paid on time as provided in Par. 2.3 hereof.

         The covenants and agreements contained in the foregoing lease are binding upon the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns.

Lease Contract
Page twelve (12)

         18. REGISTRATION OF LEASE. - This lease shall be registered with the proper governmental office including without limitation the Registrar of Deeds for the Calamba Branch of the Land Registration Authority and all expenses to be incurred in connection therewith shall be borne by the LESSEE.

         19. ENTIRE AGREEMENT. - This agreement constitutes the entire agreement of the parties hereto and cannot be changed in any manner except in writing subscribed by the parties through their duly authorized officers.

         20. BINDING EFFECT. - This agreement shall be binding upon, and inure to the benefit of the parties and their successors and assigns.


         IN WITNESS WHEREOF, the parties have signed these presents at Makati City, Philippines, this 6th day of November, 1996.

                                       AAPI REALTY CORPORATION
                                                    ("the Lessor")


                                       By: /s/ Leonardo P. Loreto, Jr.
                                          --------------------------------------
                                          LEONARDO P. LORETO, JR.
                                          President


                                       AMKOR/ANAM ADVANCED PACKAGING, INC.
                                                  ("the Lessee")


                                       By: /s/ Danny D. Franklin
                                          --------------------------------------
                                          DANNY D. FRANKLIN
                                          Treasurer

Lease Contract
Page thirteen (13)

                           SIGNED IN THE PRESENCE OF:


-------------------------------                  -------------------------------
[SIG]                                            [SIG]


REPUBLIC OF THE PHILIPPINES  )
                             ):   S.S.
        MAKATI CITY          )

                                 ACKNOWLEDGMENT

         BEFORE ME a Notary Public for and in Makati on this 6th day of November, 1996 at Makati City personally appeared:


                              COMMUNITY TAX
         NAME                 CERTIFICATE NO.           DATE AND PLACE OF ISSUE
         ----                 ---------------           -----------------------
AAPI Realty Corporation           63009             1/19/96  Binan Laguna
Leonardo P. Loreto, Jr.         13989100            2/26/96  Muntinlupa
Amkor/Anam Advanced
Packaging, Inc.                   63011             1/19/96  Binan Laguna

Danny D. Franklin               740022120           issued 8/18/93 to expire 8/18/2003,
                                                    British Embassy Manila


known to me and to me known to be the same persons who executed the foregoing instrument and acknowledged to me that the same are their free and voluntary act and deed.

         WITNESS my hand and seal on the date and place first above written.



                                         ANA LIZA A. PERALTA-NAZARENO
                                         NOTARY PUBLIC
Doc No. 150                              Until December 31, 1996
Page No. 30                              PTR NO. 0314764
Book No. III                             Issued at Makati
Series of 1996.                          On 1/27/96

                                                                      ANNEX "A"

JUDICIAL FORM NO. 109-D                                              Book T-793
(Revised January 1991)                                                  Page 25

SN No. 3664853            REPUBLIC OF THE PHILIPPINES
                             DEPARTMENT OF JUSTICE
                          Land Registration Authority
                                  QUEZON CITY

                  REGISTRY OF DEEDS FOR THE PROVINCE OF LAGUNA

                         Transfer Certificate of Title

                                  No. T-158425

   IT IS HEREBY CERTIFIED that certain land situated in the Municipality of Binan Province of Laguna bounded and described as follows:

   A parcel of land (Lot 3, of the consolidation-subdivision plan Pos-04-009944, being a portion of Lots 3, 4 and 5, Block 5, Pos-04-005875, LRC Record No. 8374, situated in the Drgy. of Binan, Mun. of Binan, province of Laguna. Bounded on the NW., NE., along lines 1-2-3 by Lot 4, of the consol. subd. plan; on the NE., along line 3-4 by Lot 11, (Doopwell Site); along lines 4-5-6-7-8-9 by Road Lot 8 (20.00 m. wide); on the SE., along lines 9-10, by Lot 2, Block 5 all of Pos-04-05875; on the SW., along lines 10-11, by Road; along line 11-12 by Lot 12; along lines 12-13-1 by Lot 9, both of Block 5, Pos-04-005875.

                           (Cont'd on the next page)

is registered in accordance with the provisions of the Property Registration Decree in the name of*

AAPI REALTY CORPORATION, -

as owner thereof in fee simple, subject to such of the encumbrances mentioned in Section 44 of said Decree as may be subsisting, and to

          Exemption from the provisions of Article 567 of the Civil Code is specifically reserved.

   IT IS FURTHER CERTIFIED that said land was originally registered on the 9th day of August, in the year nineteen hundred and thirteen, in the Registration Book of the Office of the Register of Deeds of Laguna, Volume A-5, page 20-29, as Original Certificate of Title No. 242, pursuant to Decree No. 11567, issued in I. R. C. __________ Record No. 8374, in the name of YCLA Sugar Dev. Corp.

   This certificate is a transfer from Transfer certificate of Title No. T-135617-19, which is cancelled by virtue hereof in so far as the above-described land is concerned.

          [SEAL]                           Entered at Santa Cruz, Laguna,
                                        Philippines, on the 23rd day of June, in
                                        the year nineteen hundred and
          [SEAL]                        ninety-five at 11:50 a.m.

                                           ATTEST:

Km. 22 South Superhighway, Muntinlupa,
M.M.                                       /s/ DANTE A. ARRIOLA
--------------------------------------     --------------------
       (Owner's postal address)             (Register of Deeds)

   * State the civil status, name of spouse if married, age if a minor, citizenship and residence of the registered owner. If the owner is a married woman, state also the citizenship of her husband. If the land is registered in the name of the conjugal partnership, state the citizenship of both spouses.

                           MEMORANDUM OF ENCUMBRANCES
(When necessary use this page for the continuation of the technical description)
================================================================================
                  (CONTINUATION OF THE TECHNICAL DESCRIPTION)

Entry No. ........................

Beginning at a point marked 1 on plan, baing X degree, 11 deg. 13'"., 1880.48 m. from Mon. No. 23, Bifian Estate; thence 77 deg. 47'E., 53.16 m. to point 2; S. 32 deg. 43'E., 179.65m. to point 3, S. 32 deg. 43'E., 15.35 m. to point 4; S. 12 deg. 08'E., 7.00 m. to point 5; S. 02 deg. 08'W., 7.00 m. to point 6; S. 07 deg.
53'E., 7.00 m. to point 9, S. 17 deg. 58'E., 7.00 m. to point 8; S. 22 deg.
58'E., 16.01 m. to point 9; S. 67 deg. 02'"., 165.46 m. to point 10; N. 03 deg.
52'W. 137.03 m. to point 11; N. 03 deg. 30'W., 92.18 m. to point 12; N. 02 deg.
31'E., 23.41 m. to point 13; N. 09 deg. 57'E., 7.54 m. to the point of beginning; containing an area of TWENTY EIGHT THOUSANDS ONE HUDNRED NINETY NINE (28,199) SQUARE METERS. All points referred to are indicated on the plan and are marked on the ground by 1'.3 oyl.cone.mons., 15x60 om., bearing tue; date of original survey, Jan. 1996 - Feb. 1997 and that of the ??? survey, July 25, 1994 and was approved on Jan. 13, 1995.

                                                       Dante A. Arriola
                                                       Register of Deeds

        The Deed of Absolute Sale dated December 26, 1994 and identified as Doc. No. 284, Page No. 46; Book No. XXIV, Series of 1994 of the Notarial Register of Atty. Roman K. Osaro, and registered under Entry No. 278820, filed in Env. No. T-158425, is subject to the "DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE LAGUNA TECHOPARK" and the "SUPPLEMENTAL DECLARATION OF ANNEXATION and COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE LAGUNA TECHOPARK marked as Annexes 3 and 3-1, respectively of the said document.

        June 23, 1995.

                                                Dante A. Arriola
                                                Register of Deeds

                                                                      ANNEX "B"

JUDICIAL FORM NO. 109-D                                              Book T-793
(Revised January 1991)                                                 Page 267

SN No. 3664855            REPUBLIC OF THE PHILIPPINES
                             DEPARTMENT OF JUSTICE
                          Land Registration Authority
                                  QUEZON CITY

                  REGISTRY OF DEEDS FOR THE PROVINCE OF LAGUNA

                         Transfer Certificate of Title

                                  No. T-158426

   IT IS HEREBY CERTIFIED that certain land situated in the Municipality of Binan Province of Laguna bounded and described as follows:

   A parcel of land (Lot 4, of the consolidation-subdivision plan Pos-04-009944, being a portion of Lots 3, 4 and 5, Block 5, Pos-04-005875, LRC Record No. 8374, situated in the Drgy. of Binan, Mun. of Binan, province of Laguna. Bounded on the NW., along lines 1 to 12 by Lot 1; on the NE., along line 12-13 by Lot 5 both of the consol. subd. plan; on the SE., along lines 13-14-15-16-17 by Road Lot 8 (20.00 m. wide); on the NW., SE., along lines 17-18-19, by Lot 11, Block
5 (Deepwell Site), both of Pos-04-005875; on the SW., SE., along lines 19-10-1 by Lot 3 of the consol. subd. plan. Beginning at a point marked 1 on

                           (Cont'd on the next page)

is registered in accordance with the provisions of the Property Registration Decree in the name of*

AAPI REALTY CORPORATION, -

as owner thereof in fee simple, subject to such of the encumbrances mentioned in Section 44 of said Decree as may be subsisting, and to

          Exemption from the provisions of Article 567 of the Civil Code is specifically reserved.

   IT IS FURTHER CERTIFIED that said land was originally registered on the 9th day of August, in the year nineteen hundred and thirteen, in the Registration Book of the Office of the Register of Deeds of Laguna, Volume A-5, page 20-29, as Original Certificate of Title No. 242, pursuant to Decree No. 11567, issued in I. R. C. __________ Record No. 8374, in the name of YCLA Sugar Dev. Corp.

   This certificate is a transfer from Transfer certificate of Title No. T-135617-19, which is cancelled by virtue hereof in so far as the above-described land is concerned.

          [SEAL]                           Entered at Santa Cruz, Laguna,
                                        Philippines, on the 23rd day of June, in
                                        the year nineteen hundred and
          [SEAL]                        ninety-five at 11:50 a.m.

                                           ATTEST:

Km. 22 South Superhighway, Muntinlupa,
M.M.                                       /s/ DANTE A. ARRIOLA
--------------------------------------     --------------------
       (Owner's postal address)             (Register of Deeds)

   * State the civil status, name of spouse if married, age if a minor, citizenship and residence of the registered owner. If the owner is a married woman, state also the citizenship of her husband. If the land is registered in the name of the conjugal partnership, state the citizenship of both spouses.

                           MEMORANDUM OF ENCUMBRANCES
(When necessary use this page for the continuation of the technical description)
================================================================================
                   (CONTINUATION OF THE TECHNICAL DESCRIPTION

Entry No._____________________,
plan, ???????? 11 dog. 13'E., 1880.48 m. from Mon. No. 23, Bihan Estate; thnoo ???? dog. 15'E., 12.93 m. to point 3; E. 13 dog. 21'E., 20.07 m. to point 3;
???? dog. 56'E., 20.07 m. to point 4; E. 18 dog. 30'E., 20.07 m. to point 5;
???? dog. 05'E., 20.07 m. to point 6; E. 23 dog. 40'E., 20.07 m. to point 7;
???? dog. 15'E., 20.07 m. to point 8; N. 28 dog. 50'E., 20.07 m. to point 9;
???? dog. 25'E., 20.07 m. to point 10; N. 34 dog. 00'E., 20.07 m. to point 11;
???? dog. 33'E., 19.47 m. to point 12; E. 32 dog. 43'E., 319.41 m. to point 13;
???? dog. 17'N., 100.69 m. to point 14; S. 52 dog. 17'N., 7.00 m. to point 15;
???? dog. 17'N., 7.00 m. to point 16; S. 32 dog. 13'N., 3.94 m. to point 17;
N. 32 dog. 43'N., 10.03 m. to point 18; N. 57 dog. 17'N., 8.50 m. to point 19;
N. 32 dog. 43'N., 179.65 m. to point 20; S. 77 dog. 47'W., 53.16 m. to point of beginning; containing an area of THIRTY EIGHT THOUSAND ONE HUNDRED EIGHTY ONE (38,181) SQUARE METERS. All points referred to are indicated on the plan and are marked on the ground by P.S. cyl. como.mons., 15x60 cm., bearings true; date of original survey, Jan. 1906 - Feb. 1907 and that of the subd. survey, July 25, 1994 and was approved on Jan. 13, 1995.

                                        /s/ DANTE A. ARRIOLA
                                        DANTE A. ARRIOLA
                                        Register of Deeds

        The Deed of Absolute Sale dated December 26, 1994 and identified as Doc. No. 224; Page No. 46; Book No. XXIV, Series of 1994, of the Notarial Register of Atty. Ronan R. Osoro, and registered under Entry No. 278820, filed in Env. No. T-158425, is subject to the "DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE LAGUNA TECHNOPARK" and the "SUPPLEMENTAL DECLARATION OF ???? AND COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE LAGUNA TECHNOPARK marked as Annexes 3 and 3-1, respectively of the said document.

        June 23, 1995.

                                        /s/ DANTE A. ARRIOLA
                                        DANTE A. ARRIOLA
                                        Register of Deeds





(Memorandum of Encumbrances continued on Page________-B)
(Technical Description continued on Additional Sheet ______ Page ______-)


                                        ---------------------------------
                                                Register of Deeds

                                                                      ANNEX "C"

JUDICIAL FORM NO. 109-D                                              Book T-793
(Revised January 1991)                                                  Page 27

SN No. 3664855            REPUBLIC OF THE PHILIPPINES
                             DEPARTMENT OF JUSTICE
                          Land Registration Authority
                                  QUEZON CITY

                  REGISTRY OF DEEDS FOR THE PROVINCE OF LAGUNA

                         Transfer Certificate of Title

                                  No. T-158427

   IT IS HEREBY CERTIFIED that certain land situated in the Municipality of Binan Province of Laguna bounded and described as follows:

   A parcel of land (Lot 5, of the consolidation-subdivision plan Pos-04-009944, being a portion of Lots 3, 4 and 5, Block 5, Pos-04-005875, LRC Record No. 8374, situated in the Drgy. of Binan, Mun. of Binan, province of Laguna. Bounded on the SE., along line 1-2 by Road Lot 6, Pos-04-005875 (20.00 m. wide on the SW., along lines 2-3-4 by Lot 4; on the NW., along line 4-5 by Lot 1, both of the consol. subd. plan; on the NW., NE., along lines 4-5-6-7 by Lot 9, on the NE., along lines 7-8-9 by Lot 6, both of Block 6, Pos-04-005875. Beginning at a point marked 1 on plan, being N. 00 deg. 04'W., 1835.56 m. from Mon.

                           (Cont'd on the next page)

is registered in accordance with the provisions of the Property Registration Decree in the name of*

AAPI REALTY CORPORATION, -

as owner thereof in fee simple, subject to such of the encumbrances mentioned in Section 44 of said Decree as may be subsisting, and to

          Exemption from the provisions of Article 567 of the Civil Code is specifically reserved.

   IT IS FURTHER CERTIFIED that said land was originally registered on the 9th day of August, in the year nineteen hundred and thirteen, in the Registration Book of the Office of the Register of Deeds of Laguna, Volume A-5, page 20-29, as Original Certificate of Title No. 242, pursuant to Decree No. 11567, issued in I. R. C. __________ Record No. 8374, in the name of YCLA Sugar Dev. Corp.

   This certificate is a transfer from Transfer certificate of Title No. T-155617-19, which is cancelled by virtue hereof in so far as the above-described land is concerned.

          [SEAL]                           Entered at Santa Cruz, Laguna,
                                        Philippines, on the 23rd day of June, in
                                        the year nineteen hundred and
          [SEAL]                        ninety-five at 11:50 a.m.

                                           ATTEST:

Km. 22 South Superhighway, Muntinlupa,
M.M.                                       /s/ DANTE A. ARRIOLA
--------------------------------------     --------------------
       (Owner's postal address)             (Register of Deeds)

   * State the civil status, name of spouse if married, age if a minor, citizenship and residence of the registered owner. If the owner is a married woman, state also the citizenship of her husband. If the land is registered in the name of the conjugal partnership, state the citizenship of both spouses.

                           MEMORANDUM OF ENCUMBRANCES
(When necessary use this page for the continuation of the technical description)
================================================================================

                  (CONTINUATION OF THE TECHNICAL DESCRIPTION)

Exby No..............................

dog. 23.  Difian Estate; ???????? 57 dob. 17.,  325.00 no. to point 2; W 32 dog. 43 Dog. 319.41 m. to point 3 ???37 dog. 50'E., .50 m. to point 4; No. 38 dog. 04 Dog. 2.93 m. to point 5; No. 75 dog. 05'E., 172.77 m. to point 6; S. 17 dog. 25 Dog. 98.39 m. to point 7; S. 17 dog. 25'E., 64.04 m. to point 8; S.32 dog. 43'E., 111.03 m. to the point of beginning; containing an area of FORTY ONE THOUSAND THREE HUNDRED FORTY ONE (41,341) SQUARE METERS. All points referred to are indicated on the plan and are marked on the ground by P.S. cyl. cono. ???? 15x60 cm., bearing true; date of original survey, Jan. 1906 - Feb. 1997 and that of the subd., survey, July 25, 1994 and was approved on Jan. 13, 1995.



                                        DANTA A. ARRIOLA
                                        --------------------------------
                                        Danta A. Arriola
                                        Register of Deeds

The deed of Absolute Sale dated December 26, 1994 and identified as Doc. No. ES??? Page 46; Book No. XXIV, Series of 1994, of te Notarial Register of Atty. Roman R. Osero, and registered under ENtry No. 278820, filed in Env. No. T-159425, is subject to the "DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE LACURA TECHNOPARK" and the "SUPPLEMENTAL DECLARATION OF AUTHORIZATION and COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE LAGUNA TECNOPARK, marked as Annexes 3 and 3-1, respectively of the said Document.


June 23, 1995.




                                        DANTA A. ARRIOLA
                                        --------------------------------
                                        Danta A. Arriola
                                        Register of Deeds




(Memorandum of Encumbrances continued on Page .........................-B)
(Technical Desription continued on Additinal Sheet.............., Page.....-)





                                        --------------------------------
                                        Register of Deeds